                          [COVER PHOTO APPEARS HERE]




                                       AIM LIMITED
                                       MATURITY
                                       TREASURY SHARES
[AIM LOGO APPEARS HERE]                ANNUAL REPORT               JULY 31, 1996

AIM LIMITED MATURITY TREASURY SHARES

For shareholders who seek high monthly income free from state taxes while maintaining relative stability of principal by investing only in U.S. Treasury Notes with maturities of three years or less.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Limited Maturity Treasury Shares' performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o During the fiscal year ended July 31, 1996, the Fund paid distributions of $0.549 per share.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The Fund had an average quality rating of AAAf, the highest such rating assigned by Standard & Poor's Corporation (S&P), a widely known credit-rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition, and management. Funds are rated from highest quality (AAA) to lowest credit quality (CCC).
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index composed of short-term U.S. agency and Treasury issues (maturities of one to three years).
o The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o Unless otherwise indicated, comparative index results include reinvested dividends and do not reflect sales charges.


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                    Dear Fellow Shareholder:

                    During periods of market volatility, I am reminded of a
                    story. When asked what the market was going to do, J.P.
    [PHOTO OF       Morgan reportedly replied, "It will fluctuate."
CHARLES T. BAUER,   Fixed-income investors can certainly agree with that
   Chairman of      statement: Bond markets underwent major shifts in momentum
   the Board of     at least twice in just the first six months of 1996 as
    the Fund,       investors worried first about the possibility of recession
  APPEARS HERE]     and then about rising inflation.
                        Those of you who are long-time investors, and those who
                    are brand-new shareholders in The AIM Family of
Funds--Registered Trademark--, should recognize that periods of falling prices in both the stock and bond markets are inevitable. Indeed, we can learn important lessons about investing in periods of market uncertainty.
    In our experience, we have observed that the best action to take is to stay focused--not on the market, but on your own long-term goals. The market can change from day to day. Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
    Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance in recent months has been driven by concerns about the possibility of an overheated economy and rising inflation. However, the latest economic data suggest conditions that prompted 1995's strong market performance should continue: corporate earnings are healthy and economic growth is moderate, without significant inflation.
    You may cushion the effects of changing markets and reduce your risk exposure in any one type of security by diversification--spreading your assets across several kinds of investments. Prudent investors maintain a balanced portfolio of stock and bond investments, with due consideration for their personal financial objectives, risk tolerance, and investment time horizon.
    There is one constant you can count on, regardless of changing markets--AIM's commitment to you, our shareholders. At AIM, we take our responsibility to you very seriously in managing a well-conceived and significantly diversified menu of mutual funds. AIM investment management teams provide a blend of skills, education, experience, and maturity that produces a balanced, thoughtful approach to decision-making and quality investment products. Consistent performance, coupled with outstanding customer service and a highly professional staff, has helped AIM build relationships with 3 million shareholders over the past 20 years.
    We are pleased to send you this report on AIM Limited Maturity Treasury Shares. As always, we are ready to respond to your questions and comments. Please call one of our representatives at 800-959-4246 if we may be of service. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman



                         -----------------------------
                         GROWTH IN ASSETS
                         -----------------------------
                         AIM LIMITED MATURITY TREASURY
                         SHARES. IN MILLIONS.

                            7/31/95          7/31/95
                             $274             $359
                         -----------------------------

--------------------------------------------------------------------------------
MORNINGSTAR RATINGS

                       FUNDS IN
                     FIXED-INCOME
PERIOD      RATINGS    CATEGORY

  1 Year     ****       1,484
  3 Years    ****         898
  5 Years    ****         481
 10 Years     N/A         N/A
 Overall     ****         N/A

Morningstar proprietary ratings reflect risk-adjusted performance through 7/31/96. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of the funds in a rating category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star.
--------------------------------------------------------------------------------
The Managers' Overview

FUND'S DISCIPLINE SERVES IT WELL IN VOLATILE BOND MARKET

A roundtable discussion with the Fund management team for AIM Limited Maturity Treasury Shares about the fiscal year ended July 31, 1996.
--------------------------------------------------------------------------------


Q: HOW DID AIM LIMITED MATURITY TREASURY SHARES PERFORM DURING THE FISCAL YEAR COVERED BY THIS REPORT?
A: The Fund continued to provide steady monthly income combined with share price stability.
        As of July 31, the Fund's 30-day SEC yield was 5.49%. During the fiscal year, Fund share prices fluctuated within a very narrow range, a low of $9.94 and a high of $10.14. That was impressive stability, especially since fixed-income markets have undergone major shifts in momentum during the fiscal year.

Q:  PLEASE DESCRIBE THOSE MAJOR SHIFTS IN MARKET MOMENTUM.
A: The first occurred late in 1995. After a robust showing of 3.5% annualized growth during the third quarter of 1995, the economy slowed to a mere 0.5% rate of growth during the year's final quarter. There were various signals of weakness: Consumer debt was growing, wages were stagnant, and some major corporations were announcing extensive layoffs.
        On this evidence of a potentially significant downturn, the Federal Reserve Board twice moved to lower interest rates to boost the economy. On December 18, 1995, it reduced the federal funds rate from 5.75% to 5.50%. On January 30, it reduced the rate again, to 5.25%.

Q:  HOW DID THE DIRECTION OF THE ECONOMY CHANGE?
A: During the second half of the Fund's fiscal year, the economy picked up even more than market participants originally anticipated. Markets focused on evidence indicating shortages in the labor market, especially after reports of surprisingly strong job growth during February and March. Economic growth bounced back to an annualized rate of 2.0% the first quarter of 1996.
        Amid growing concern about possible wage inflation, the credit markets raised interest rates in anticipation of a Fed tightening. The yield to maturity of a 2-year U.S. Treasury note, which had reached a low of 4.79% in January of 1996, rose to a high of 6.43% in July as the Fund's fiscal year was drawing to a close.

Q: DID YOU MANAGE THE FUND DIFFERENTLY IN RESPONSE TO THESE CHANGES IN THE ECONOMIC ENVIRONMENT?
A: No. This Fund practices a clearly defined discipline. After analyzing the risk and return characteristics, adjusted for market price
--------------------------------------------------------------------------------
YIELD CURVE--U.S. TREASURY ISSUES
AS OF 7/31/96
--------------------------------------------------------------------------------
MATURITY          YIELD
3 Months          5.301%
6 Months          5.457
1 Year            5.826
2 Years           6.216
3 Years           6.358
5 Years           6.562
10 Years          6.794
30 Years          6.973
Source: Bloomberg

The yield curve graphically represents interest rates relative to maturity
(the length of time until repayment is scheduled) in three maturity ranges: short-term (less than two years); intermediate term (two to 10 years); and long-term (longer than 10 years). In most markets, the one- to two-year maturity range usually exhibits the steepest slope. Historically, this area of the curve has provided 85% to 95% of the yield of the entire Treasury curve, and research by A I M Capital Management, Inc. concluded that the most favorable risk/return trade-off for investors in U.S. Treasuries is generally found in this portion of the curve. That research was the basis of the strict investment discipline employed by AIM Limited Maturity Treasury Shares.
--------------------------------------------------------------------------------
    volatility, of various maturities of U.S. Treasury securities for a 15-year period, AIM has concluded that the most favorable risk/return trade-off generally occurs in the one- to two-year maturity range.
        Usually the area of steepest slope in the yield curve, the two-year area of the yield curve historically has produced 85% to 95% of the yield of the 30-year Treasury bond. It did so during the fiscal year covered by this report. The Fund maintains a laddered maturity structure within this one- to two-year range on the yield curve.

Q:  WHAT IS A LADDERED MATURITY STRUCTURE?
A: The Fund buys two-year U.S. Treasury notes, holds them until they have one year to maturity, then sells these notes and reinvests the proceeds in the two-year range. Each month, approximately 8% of the Fund's portfolio reaches the point of having one year to maturity and is turned over in this way. Thus, reinvestments from the sale of securities in the portfolio take place on a regular schedule, and the Fund consistently remains invested along the whole one- to two-year stretch of the yield curve.

Q:  WHY LADDER THE PORTFOLIO IN THIS WAY?
A: It acts as a cushion against volatility by keeping the duration of the portfolio relatively short and constant. Duration is a much-used gauge of bond and bond fund volatility expressed in years. The laddered structure of the AIM Limited Maturity Treasury Shares portfolio results in a duration of
    1.4 years, which means the Fund's net asset value (NAV) should decline 1.4% if interest rates rise 1%, and its NAV should rise 1.4% if interest rates decline 1%.
        This carefully managed short Fund duration explains the Fund's stability. Since inception in 1987, the Fund never has had a negative total return for a fiscal year, and the rolling 12-month net asset value of a Fund share never has deviated more than 1.71%.

Q:  WHAT IS YOUR MARKET OUTLOOK FOR THE NEXT FEW MONTHS?
A: Evidence indicates that the U.S. economy is growing reasonably and that inflationary pressures remain modest. At its July meeting, and again in August after the close of the fiscal year covered by this report, the Fed elected to leave monetary policy unchanged. In its report prepared for the August meeting, the Fed reported some softness in retail sales but continued expansion in the manufacturing sector.
        The only disturbing comments in the Fed's review concerned the labor market, where shortages were appearing for both skilled and entry-level positions. Should this cause wage inflation, the credit markets would raise interest rates again. However, the Fed expects economic growth to slow during the second half of the year, and that would lessen the likelihood that monetary policy would be tightened.
        The Fund will continue to maintain its laddered maturity structure, offering investors steady monthly income and relative net asset value stability.
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
IN THOUSANDS. 12/15/87 - 7/31/96
PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

                      AIM LIMITED MATURITY                          LEHMAN BROTHERS
                         TREASURY SHARES           COST OF             1-3 YEAR
YEARS               (INCLUDING SALES CHARGE)     LIVING INDEX    U.S. GOVERNMENT INDEX
12/15/87                  $ 9,900                $10,000              $10,000
7/88                       10,283                 10,269               10,370
7/89                       11,239                 10,780               11,451
7/90                       12,101                 11,300               12,374
7/91                       13,185                 11,802               13,595
7/92                       14,436                 12,175               15,045
7/93                       15,106                 12,513               15,885
7/94                       15,443                 12,860               16,235
7/95                       16,424                 13,215               17,391
7/31/96                    17,242                 13,579               18,343


Source: Towers Data System HYPO--Registered Trademark--for Cost of Living
        Index; Lipper Analytical Services, Inc. for Lehman Brothers Index
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS

For periods ended 7/31/96. Including
sales charges.

Inception (12/15/87)      6.52%
5 Years                   5.30%
1 Year                    3.93%*

*4.98% excluding sales charges.


For periods ended 6/30/96 (most
recent quarter end)

Inception (12/15/87)      6.54%
5 Years                   5.40%
1 Year                    4.01%**

**5.06% excluding sales charges.
-------------------------------------------------------------------------------

                              -------------------
                               Some investments

                                  may benefit

                                    from a

                                 market trend

                              when others do not.
                              -------------------


ASSET ALLOCATION HELPS
YOU COPE WITH CHANGING MARKETS

Every mutual fund investor would like to invest in a market that only goes up--a tide that floats all ships. The truth is, markets also decline. But market changes do not affect all investments the same way. Some investments may benefit from a market trend when others do not.
    Market changes are not the only factors an investor must manage. There are a number of important considerations with every investment including investment risk, and investment risk takes many forms:

o MARKET RISK. The prices of some investments will fluctuate according to changes in the market.

o INTEREST RATE RISK. The value of some investments, such as fixed-income securities, will rise and fall as interest rates change.

o REINVESTMENT RISK. When interest rates fall, investors face the possibility that investment income cannot be reinvested at higher rates previously available.

o INFLATION RISK. Inflation can cause the value of some investments to erode as the cost of living increases.

o CURRENCY RATE RISK. Investments valued in U.S. dollars will rise and fall according to the dollar's value against other world currencies.

    To manage these changing conditions, investors have learned to diversify their assets across a wide variety of investments. For most investors, mutual funds offer convenient and affordable methods to diversify their assets.
For as little as $500, an investor has access to a portfolio of hundreds of professionally selected securities.
    When you invest in more than one fund, you increase the level of diversification. You also gain another important benefit. Since mutual funds are managed according to specific investment objectives, such as growth or income, you can invest in mutual funds with different investment objectives to create a personalized investment plan which suits your unique financial objectives. This investment strategy is called asset allocation.
    Mutual fund investors tend to seek growth, or current income, or some combination of both. Generally, investors who choose to assume more investment risk get the potential for a higher return. With asset allocation, you can fine-tune your investment plan to be more conservative, or more aggressive, depending on your personal financial goals and risk tolerance.
    Your financial consultant can assist you in developing an asset allocation strategy and selecting the appropriate investments to help you meet your long-term investment goals.

                                                                   Financials

SCHEDULE OF INVESTMENTS

July 31, 1996

                                                                    PRINCIPAL
                                                                     AMOUNT
                                                    MATURITY         (000s)            VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-98.82%

6.00%                                               08/31/97        $ 41,475        $ 41,494,908
------------------------------------------------------------------------------------------------
5.75%                                               09/30/97          41,360          41,262,804
------------------------------------------------------------------------------------------------
5.625%                                              10/31/97          42,175          41,988,165
------------------------------------------------------------------------------------------------
5.375%                                              11/30/97          41,585          41,230,280
------------------------------------------------------------------------------------------------
5.25%                                               12/31/97          41,850          41,405,553
------------------------------------------------------------------------------------------------
5.00%                                               01/31/98          41,610          40,966,293
------------------------------------------------------------------------------------------------
5.125%                                              02/28/98          41,525          40,905,032
------------------------------------------------------------------------------------------------
6.125%                                              03/31/98          41,825          41,822,909
------------------------------------------------------------------------------------------------
5.875%                                              04/30/98          41,400          41,211,216
------------------------------------------------------------------------------------------------
6.00%                                               05/31/98          41,500          41,370,935
------------------------------------------------------------------------------------------------
6.25%                                               06/30/98          41,330          41,381,249
------------------------------------------------------------------------------------------------
6.25%                                               07/31/98          41,500          41,539,010
------------------------------------------------------------------------------------------------
         Total U.S. Treasury Securities                                              496,578,354
------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-98.82%                                                    496,578,354
------------------------------------------------------------------------------------------------
         OTHER ASSETS LESS LIABILITIES-1.18%                                           5,937,451
------------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                         $502,515,805
================================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1996

ASSETS:

Investments, at market value (cost $498,859,636)                            $ 496,578,354
-----------------------------------------------------------------------------------------
Cash                                                                                  287
-----------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                              2,978,883
-----------------------------------------------------------------------------------------
  Interest                                                                      5,958,137
-----------------------------------------------------------------------------------------
Investment in deferred compensation plan                                           14,009
-----------------------------------------------------------------------------------------
Other assets                                                                      135,367
-----------------------------------------------------------------------------------------
    Total assets                                                              505,665,037
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                                                        1,889,916
-----------------------------------------------------------------------------------------
  Dividends                                                                     1,015,880
-----------------------------------------------------------------------------------------
  Deferred compensation                                                            14,009
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                              83,900
-----------------------------------------------------------------------------------------
Accrued distribution fees                                                          45,194
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                        33,086
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                         67,247
-----------------------------------------------------------------------------------------
    Total liabilities                                                           3,149,232
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                 $ 502,515,805
=========================================================================================

                                             INSTITUTIONAL       AIM
                                                SHARES          SHARES           FUND
NET ASSETS:                                  $143,467,539    $359,048,266    $502,515,805
=========================================================================================
Shares outstanding, $0.01 par value
per share                                      14,388,919      36,010,350      50,399,269
=========================================================================================
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE                                                                  $       9.97
=========================================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $9.97
    divided by 99.00%)                                                       $      10.07
=========================================================================================

See Notes to Financial Statements.

                                                                   Financials

STATEMENT OF OPERATIONS

For the year ended July 31, 1996

                                                    INSTITUTIONAL         AIM
                                                       SHARES           SHARES            FUND
INVESTMENT INCOME:

Interest                                             $ 8,467,903      $ 19,481,627     $ 27,949,530
---------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                            283,049           650,158          933,207
---------------------------------------------------------------------------------------------------
Administrative service fees                               18,681            42,176           60,857
---------------------------------------------------------------------------------------------------
Custodian fees                                             6,923            29,591           36,514
---------------------------------------------------------------------------------------------------
Transfer agent fees                                       10,350           255,502          265,852
---------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                2,802             6,544            9,346
---------------------------------------------------------------------------------------------------
Distribution fees                                             --           488,557          488,557
---------------------------------------------------------------------------------------------------
Other                                                     61,928           275,898          337,826
---------------------------------------------------------------------------------------------------
       Total expenses                                    383,733         1,748,426        2,132,159
---------------------------------------------------------------------------------------------------
Net investment income                                $ 8,084,170      $ 17,733,201       25,817,371
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Realized gain on sales of investment securities                                           3,022,827
---------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investment securities                          (6,292,910)
---------------------------------------------------------------------------------------------------
       Net gain (loss) on investment securities                                          (3,270,083)
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $ 22,547,288
===================================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 1996 and 1995

                                                                    1996            1995
OPERATIONS:

  Net investment income                                         $ 25,817,371    $ 22,353,697
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities       3,022,827      (7,239,070)
--------------------------------------------------------------------------------------------
  Net unrealized (depreciation) appreciation of investment
    securities                                                    (6,292,910)      9,384,912
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          22,547,288      24,499,539
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Institutional Shares                                            (8,084,170)     (7,065,914)
--------------------------------------------------------------------------------------------
  AIM Shares                                                     (17,733,201)    (15,287,783)
--------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Institutional Shares                                            14,818,211      (6,229,532)
--------------------------------------------------------------------------------------------
  AIM Shares                                                      86,957,303     (56,819,839)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                         98,505,431     (60,903,529)
--------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                            404,010,374     464,913,903
--------------------------------------------------------------------------------------------
  End of period                                                 $502,515,805    $404,010,374
============================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                                 $511,800,420    $410,024,906
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                    (7,003,333)    (10,026,160)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                    (2,281,282)      4,011,628
--------------------------------------------------------------------------------------------
                                                                $502,515,805    $404,010,374
============================================================================================

See Notes to Financial Statements.

                                                                   Financials

NOTES TO FINANCIAL STATEMENTS

July 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $6,725,562, which expires, if not previously utilized, through the year 2004.
E. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to more than one class, e.g., advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million. This agreement requires AIM to reduce its fee or, if necessary, make payments to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund shares are qualified for sale.

Financials

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1996, the Fund reimbursed AIM $60,857 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the AIM Shares. During the year ended July 31, 1996, AFS was paid $160,400 for such services. During the year ended July 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $10,350 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1996, the AIM Shares paid AIM Distributors $488,557 as compensation under the Plan.
  AIM Distributors received commissions of $193,686 during the year ended July 31, 1996 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  During the year ended July 31, 1996, the Fund paid legal fees of $4,141 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank d/b/a Chemical Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the year ended July 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $6,700,000.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1996 was $648,234,412 and $546,804,207, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of July 31, 1996 is as follows:

Aggregate unrealized appreciation of investment securities      $         --
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (2,558,630)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                    $ (2,558,630)
============================================================================

Cost of investments for tax purposes is $499,136,984.

                                                                   Financials

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-SHARE INFORMATION

Changes in the AIM Shares outstanding during the years ended July 31, 1996 and 1995 were as follows:

                                                                1996                            1995
                                                    ----------------------------    ----------------------------
                                                      Shares          Amount          Shares          Amount
                                                    -----------    -------------    -----------    -------------
Sold                                                 25,131,827    $ 252,267,687     15,641,151    $ 155,346,148
--------------------------------------------------------------------------------    ----------------------------
Issued as reinvestment of dividends                   1,451,553       14,553,507      1,083,758       10,758,338
--------------------------------------------------------------------------------    ----------------------------
Reacquired                                          (17,942,356)    (179,863,891)   (22,488,544)    (222,924,325)
--------------------------------------------------------------------------------    ----------------------------
                                                      8,641,024    $  86,957,303     (5,763,635)   $ (56,819,839)
================================================================================    ============================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share of AIM Shares outstanding during each of the years in the two-year period ended July 31, 1996, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993 and the period December 15, 1987 (date operations commenced) through August 31, 1988.

                                       JULY 31,                                          AUGUST 31,
                           -------------------------------    ----------------------------------------------------------------
                             1996        1995       1994        1993       1992        1991       1990       1989       1988
                           --------    --------   --------    --------   --------    --------    -------    -------    -------
Net asset value,
  beginning of period      $  10.03    $   9.96   $  10.24    $  10.21   $  10.01    $   9.79    $  9.78    $  9.80    $  9.92
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
Income from investment
  operations:
  Net investment income        0.55        0.54       0.35        0.42       0.58        0.72       0.77       0.84       0.52
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
  Net gains (losses) on
    securities (both
    realized
    and unrealized)           (0.06)       0.07      (0.20)       0.05       0.29        0.22       0.01      (0.02)     (0.12)
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
    Total from investment
      operations               0.49        0.61       0.15        0.47       0.87        0.94       0.78       0.82       0.40
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
Less distributions:
  Dividends from net
    investment income         (0.55)      (0.54)     (0.35)      (0.42)     (0.58)      (0.72)     (0.77)     (0.84)     (0.52)
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
  Distributions from net
    realized capital
    gains                        --          --      (0.08)      (0.02)     (0.09)         --         --         --         --
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
    Total distributions       (0.55)      (0.54)     (0.43)      (0.44)     (0.67)      (0.72)     (0.77)     (0.84)     (0.52)
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
Net asset value, end of
  period                   $   9.97    $  10.03   $   9.96    $  10.24   $  10.21    $  10.01    $  9.79    $  9.78    $  9.80
=========================  ========    ========   ========    ========   ========    ========    =======    =======    =======
Total return(a)               4.98%       6.36%      1.52%       4.65%      8.93%       9.95%      8.32%      8.71%      4.11%
=========================  ========    ========   ========    ========   ========    ========    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)           $359,048    $274,480   $329,942    $348,937   $260,454    $131,880    $79,871    $70,781    $62,342
=========================  ========    ========   ========    ========   ========    ========    =======    =======    =======
Ratio of expenses to
  average net assets          0.54%(b)    0.51%      0.47%(c)    0.46%      0.48%       0.54%      0.50%(d)   0.45%(e)   0.35%(c)(e)
=========================  ========    ========   ========    ========   ========    ========    =======    =======    =======
Ratio of net investment
  income to average net
  assets                      5.45%(b)    5.44%      3.75%(c)    4.07%      5.60%       7.25%      7.90%(d)   8.59%(e)   7.02%(c)(e)
=========================  ========    ========   ========    ========   ========    ========    =======    =======    =======
Portfolio turnover rate     117.09%     120.01%    120.40%     122.99%    119.62%     214.74%    192.46%    219.53%    140.83%
=========================  ========    ========   ========    ========   ========    ========    =======    =======    =======
Borrowings for the
  period:
  Amount of debt
    outstanding at end of
    period
    (000s omitted)               --          --         --          --         --          --         --    $ 9,943    $19,232
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
  Average amount of debt
    outstanding during
    the period
    (000s omitted)(f)            --          --         --          --         --          --    $ 5,101    $14,301    $ 4,110
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
  Average number of
    shares outstanding
    during the period
    (000s omitted)(f)        32,350      28,337     34,101      30,416     18,378      10,559      7,389      7,295      2,429
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------
  Average amount of debt
    per share during the
    period                       --          --         --          --         --          --    $  0.69    $  1.96    $  1.69
-------------------------  --------    --------   --------    --------   --------    --------    -------    -------    -------

(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b)  Ratios are based on average net assets of $325,704,724.
(c)  Annualized.
(d)  After waiver of advisory fees.
(e)  After waiver of advisory fees and expense reimbursements.
(f)  Averages computed on a daily basis.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Investment Securities Funds

We have audited the accompanying statement of assets and liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993 and the period December 15, 1987 (date operations commenced) through August 31, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993 and the period December 15, 1987 (date operations commenced) through August 31, 1988, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

August 23, 1996
Houston, Texas

                                                                      Trustees &
                                                                        Officers

BOARD OF TRUSTEES                         OFFICERS                                OFFICE OF THE FUND

Charles T. Bauer                          Charles T. Bauer                        11 Greenway Plaza
Chairman and Chief Executive Officer      Chairman                                Suite 1919
A I M Management Group Inc.                                                       Houston, TX 77046
                                          Robert H. Graham
Bruce L. Crockett                         President                               INVESTMENT ADVISOR
Formerly Director, President, and                                                 A I M Advisors, Inc.
Chief Executive Officer                   John J. Arthur                          11 Greenway Plaza
COMSAT Corporation                        Senior Vice President and Treasurer     Suite 1919
                                                                                  Houston, TX 77046
Owen Daly II                              Gary T. Crum
Director                                  Senior Vice President                   TRANSFER AGENT
Cortland Trust Inc.                                                               A I M Fund Services, Inc.
                                          Carol F. Relihan                        P.O. Box 4739
Carl Frischling                           Vice President and Secretary            Houston, TX 77210-4739
Partner
Kramer, Levin, Naftalis & Frankel         Melville B. Cox                         CUSTODIAN
                                          Vice President                          The Bank of New York
Robert H. Graham                                                                  90 Washington Street, 11th Floor
President and Chief Operating Officer     Karen Dunn Kelley                       New York, NY 10286
A I M Management Group Inc.               Vice President
                                                                                  COUNSEL TO THE FUND
John F. Kroeger                           Dana R. Sutton                          Ballard Spahr
Formerly Consultant                       Vice President                          Andrews & Ingersoll
Wendell & Stockel Associates, Inc.        and Assistant Treasurer                 1735 Market Street
                                                                                  Philadelphia, PA 19103
Lewis F. Pennock                          P. Michelle Grace
Attorney                                  Assistant Secretary                     COUNSEL TO THE TRUSTEES
                                                                                  Kramer, Levin, Naftalis & Frankel
Ian W. Robinson                           David L. Kite                           919 Third Avenue
Consultant; Formerly Executive            Assistant Secretary                     New York, NY 10022
Vice President and
Chief Financial Officer                   Nancy L. Martin                         DISTRIBUTOR
Bell Atlantic Management                  Assistant Secretary                     A I M Distributors, Inc.
Services, Inc.                                                                    11 Greenway Plaza
                                          Ofelia M. Mayo                          Suite 1919
Louis S. Sklar                            Assistant Secretary                     Houston, TX 77046
Executive Vice President
Hines Interests                           Kathleen J. Pflueger                    AUDITORS
Limited Partnership                       Assistant Secretary                     KPMG Peat Marwick LLP
                                                                                  700 Louisiana
                                          Samuel D. Sirko                         NationsBank Building
                                          Assistant Secretary                     Houston, TX 77002

                                          Stephen I. Winer
                                          Assistant Secretary

                                          Mary J. Benson
                                          Assistant Treasurer


STATE TAX INFORMATION: Of the total dividends paid, 100% was derived from U.S. Treasury obligations.

[PHOTO OF ELEVEN GREENWAY                    THE AIM FAMILY OF FUNDS --Registered Trademark--
 PLAZA APPEARS HERE]
                                             AGGRESSIVE GROWTH
                                             AIM Aggressive Growth Fund*
                                             AIM Constellation Fund
                                             AIM Global Aggressive Growth Fund

                                             GROWTH
                                             AIM Global Growth Fund
                                             AIM Growth Fund
                                             AIM International Equity Fund
                                             AIM Value Fund
                                             AIM Weingarten Fund

                                             GROWTH AND INCOME
                                             AIM Balanced Fund
                                             AIM Charter Fund

                                             INCOME AND GROWTH
                                             AIM Global Utilities Fund

                                             HIGH CURRENT INCOME
                                             AIM High Yield Fund

                                             CURRENT INCOME
                                             AIM Global Income Fund
                                             AIM Income Fund

                                             CURRENT TAX-FREE INCOME
                                             AIM Municipal Bond Fund
                                             AIM Tax-Exempt Bond Fund of CT
                                             AIM Tax-Free Intermediate Shares

                                             CURRENT INCOME AND HIGH DEGREE
                                               OF SAFETY
                                             AIM Intermediate Government Fund**

                                             HIGH DEGREE OF SAFETY AND
                                               CURRENT INCOME
                                             AIM Limited Maturity Treasury Shares

                                             STABILITY, LIQUIDITY, AND
                                               CURRENT INCOME
                                             AIM Money Market Fund

                                             STABILITY, LIQUIDITY, AND
                                               CURRENT TAX-FREE INCOME
                                             AIM Tax-Exempt Cash Fund
AIM Management Group has provided
leadership in the mutual fund industry       *AIM Aggressive Growth Fund was closed
since 1976 and currently manages more        to new investors on July 18, 1995. **On
than $55 billion in assets for more than     September 25, 1995, AIM Government
3 million shareholders, including            Securities Fund was renamed AIM
individual investors, corporate clients,     Intermediate Government Fund. For more
and financial institutions. The AIM          complete information about any AIM
Family of Funds--Registered Trademark--      Fund(s), including sales charges and
is distributed nationwide, and AIM today     expenses, ask your financial consultant
ranks among the nation's top 15 mutual       or securities dealer for a free
fund companies in assets under management,   prospectus(es). Please read the
according to Lipper Analytical Services,     prospectus(es) carefully before you
Inc.                                         invest or send money.

[AIM LOGO APPEARS HERE]                                          ---------------
                                                                    BULK RATE
A I M Distributors, Inc.                                          U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                         PAID
Houston, TX 77046                                                  HOUSTON, TX
                                                                 Permit No. 1919
                                                                 ---------------